DELAWARE GROUP PREMIUM FUND, INC.

Delaware Series

Supplement to the current Prospectus

          The Board of Directors of Delaware Group Premium Fund, Inc. (the "Company") unanimously voted, subject to shareholder approval, to adopt a new Investment Management Agreement between the Company and Delaware Management Company (the "Manager") for the Delaware Series. Under the current Investment Management Agreement, the Series pays the Manager an annual fee equal to 0.60% of the Series' average daily net assets less independent directors fees. Under the proposed Investment Management Agreement, the Series will pay the Manager an annual fee equal to 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets over $2.5 billion (all calculated as a percentage of the Series' average daily net assets).

          Individuals who were shareholders of the Series on December 21, 1998 will be asked to approve the proposed Investment Management Agreement at a Joint Annual/Special Meeting of Shareholders to be held on or about March 17, 1999. The proposed management fee is expected to become effective on or about April 1, 1999 if shareholders approve the proposed Investment Management Agreement.